EXHIBIT 10.5

                                                              Loan No. 6 103 650
                                                              Loan No. 6 103 651

                          UNCONDITIONAL AND IRREVOCABLE
                       GUARANTY OF PAYMENT AND PERFORMANCE

                            (CROSS-COLLATERALIZATION)

                                                  Dated as of September 27, 1999

DEFINITIONS:       In this Guaranty the following terms shall have the following meanings:

1.    BORROWER:    CORNERSTONE REALTY INCOME TRUST, INC., a Virginia corporation

2.    LENDER:      THE PRUDENTIAL INSURANCE COMPANY OF  AMERICA,  a  New  Jersey
                   corporation

3.    GUARANTOR:   CRIT-NC, LLC, a Virginia limited liability company

4.    LOAN:        That loan from  Lender to Borrower in the principal amount of
                   Fifty Million Five Hundred Fifty  Thousand and No/100 Dollars
                   ($50,550,000.00), evidenced by the Note, and secured by the Security Instrument.

5.    NOTE:        That  certain  Promissory Note dated as of September 27, 1999 made by Borrower in favor of Lender in the principal amount of the Loan.

6.    SECURITY
      INSTRUMENT:  Those certain: (i) two (2) Mortgages and Security  Agreements of even date herewith executed by Borrower in favor of Lender to be recorded in the real estate records of Charleston County, South Carolina and Richland County, South Carolina, and (ii) Deed to Secure Debt and Security Agreement of even date herewith executed by Borrower in favor of Lender to be recorded in the real estate records of Gwinnett County, Georgia and Clayton County, Georgia

7.    DEBT:        The principal amount evidenced by the  Note  and  secured  by
                   the  Security   Instrument,   together   with  all  renewals,
                   extensions and modifications thereof, or so much thereof as may be outstanding from time to time, including any future advances made thereunder, together with interest thereon at the rate of interest which may or


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                   shall become due and payable  pursuant to the  provisions  of the Note, the Security Instrument, or any other instrument evidencing or securing the Loan, together with all renewals, extensions and modifications of the foregoing, and together with all reasonable expenses, including, but not limited to, legal fees and costs, incurred by the Lender in connection with the collection of all or any portion thereof.

8.    LOAN
      DOCUMENTS:   The Note, Security Instrument,  this   Guaranty,   any   loan
                   agreement of even date herewith between Lender and Borrower and all documents collateral or pertaining to the foregoing instruments, together with all renewals, extensions, and modifications of the foregoing.

9.    OBLIGATIONS: All  covenants,  duties, promises, agreements,    conditions,
                   undertakings and all other obligations (other than payment of the Debt) which Borrower is to perform, satisfy or cause to occur, or not to occur, as the case may be, and which are set forth in the Loan Documents, together with all expenses, including, but not limited to, legal fees and costs, incurred by Lender in connection with the enforcement of any of the foregoing.

10.   PROPERTY:    The real property and improvements  covered  by   and    more
                   particularly   described  in  the  Security   Instrument  and
                   securing the Note,  being six apartment  projects  located in
                   Charleston  County,  South Carolina,  Richland County,  South
                   Carolina,   Gwinnett  County,  Georgia  and  Clayton  County,
                   Georgia known commonly as Westchase, Hampton Pointe, Arbors at Windsor Lake, Ashley Run, Stone Brook, and Spring Lake.

RECITALS:

         A. Borrower and Guarantor applied for a loan in the aggregate amount of $73,500,000.00 (the "Aggregate Loan") pursuant to that certain First Mortgage Loan Application dated July 2, 1999 (the "Application"). Lender, by that certain Loan Commitment Letter dated September 24, 1999, has committed to make the Aggregate Loan in accordance with the Application.

         B. The Aggregate Loan is divided into two individual loans: (i) the Loan made by Lender to Borrower in the amount of $50,550,000.00; and (ii) a simultaneous loan made by Lender to Guarantor in the amount of $22,950,000.00 (the "CRIT-NC Loan"). The Application requires that the Loan and the CRIT-NC Loan be cross-defaulted and cross-collateralized.

         C. The CRIT-NC Loan is evidenced by a promissory note from Guarantor to Lender of even date herewith (the "CRIT-NC Note") and secured by two (2) Deeds of Trust and Security


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Agreements of even date herewith to be recorded in Wake County,  North  Carolina and Mecklenburg County, North Carolina (collectively, the "CRIT-NC Security Instrument") and other loan documents described therein (the CRIT-NC Note, the CRIT-NC Security Instrument and such other loan documents, collectively, the "CRIT-NC Loan Documents").

         D. Guarantor derives financial benefit from the execution of this Guaranty. Guarantor acknowledges that the provisions set forth in this Guaranty and otherwise set forth in the Loan Documents and the CRIT-NC Loan Documents relating to cross-default and cross-collateralization have resulted in more favorable economic terms for the CRIT-NC Loan to Guarantor, and that Guarantor would be unable to receive financing in the amount, or at the rate, or otherwise under more favorable terms, than those set forth therein and, therefore, there exists direct and valuable consideration for Guarantor's consent and agreement to the cross-default and cross-collateralization provisions.

         E. Guarantor derives further benefit from the additional security for repayment of the CRIT-NC Loan afforded by that certain Unconditional and Irrevocable Guaranty of Payment and Performance (Cross-Collateralization) executed by Borrower in favor of Lender of even date herewith guaranteeing the CRIT-NC Loan and CRIT-NC Loan Documents and which Guaranty by Borrower is secured by the Loan Documents encumbering the Property. Guarantor acknowledges that the value of the combined collateral securing the Aggregate Loan substantially exceeds the amount of the Aggregate Loan, that the value of the Property substantially exceeds the amount of the Loan and that the value of the collateral described in the CRIT-NC Loan Documents substantially exceeds the amount of the CRIT-NC Loan.

         F. The execution and delivery of this Guaranty by Guarantor is a condition precedent to the advancement by Lender of both the Loan and the CRIT-NC Loan in order to evidence the obligation of Guarantor for repayment of the Obligations of Borrower, and this Guaranty is intended to evidence the separate obligations of Guarantor as a guarantor of that portion of the Aggregate Loan extended to Borrower as and to the extent described herein.

CONSIDERATION:

         As an inducement to the Lender to make the Loan and because the Guarantor will benefit from the Loan and the transactions relating thereto, the Guarantor makes this Guaranty.

COVENANTS:

         1.       NATURE AND SCOPE OF GUARANTY.

         1.1 The Guarantor, jointly and severally (if executed by more than one person), irrevocably, absolutely and unconditionally guarantees to the Lender, its successors and assigns, the payment of the Debt and the payment and performance of all the Obligations, subject to the recourse limitations of Paragraphs 8 and 9 of the Note. This Guaranty is a primary and absolute obligation of the Guarantor.


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         1.2      Guarantor  will make all  payments  hereunder in lawful  money of the United States of America in immediately available funds without set-off, counterclaim or defense.

         1.3 Guarantor's liability hereunder shall remain unchanged irrespective of any invalidity, illegality or unenforceability of any other guaranty, pledge, assignment or other security for the Debt or Obligations, and without regard to any claim, counterclaim, set-off or defense which Borrower, any other guarantor, surety or obligor might be privileged to assert with respect to the validity, legality or enforceability of the Debt or Obligations and irrespective of any present or future law or order of any government or any agency thereof purporting to reduce, amend or otherwise affect any obligation of the Borrower or of any other guarantor, surety or other obligor or to vary the terms of payment of the Debt or the terms of any of the Obligations. If for any reason whatsoever (including but not limited to ultra vires, lack of authority, illegality, force majeure, act of God or impossibility) the Debt or the Obligations cannot be enforced against Borrower, such unenforceability shall in no manner affect the liability of Guarantor hereunder and Guarantor shall be liable hereunder notwithstanding that Borrower may not be liable for such Debt or such Obligations.

         1.4 The obligations of the Guarantor hereunder are independent of the obligations of the Borrower relative to the Debt and Obligations, and a separate action or actions for payment, damages or performance may be brought and prosecuted against Guarantor, or any of them should there be more than one, regardless of whether an action is or could be brought against Borrower, any security for the Debt and/or any of the Obligations or any other party obligated to pay the Debt and/or pay or perform any of the Obligations. Guarantor will not be privileged to assert, and hereby waives the right to assert, in any action(s) by Lender against Guarantor any defense, set-off or counterclaim which Borrower or any other obligor might then be privileged to assert. Guarantor acknowledges and agrees that, as between Guarantor and the Lender, the Debt and Obligations guaranteed hereunder may be declared to be due and payable for purposes of this Guaranty notwithstanding any stay, injunction or other prohibition arising from the filing of a voluntary or an involuntary bankruptcy petition by or against Borrower, or otherwise, which may prevent or delay any such declaration as against the Borrower. In addition, in the event that Borrower does not or is unable so to pay the Debt or perform the Obligations for any reason, including, without limitation, liquidation, dissolution, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, sale of all or substantially all assets, reorganization, arrangement, composition, or readjustment of, or other similar proceedings affecting the status, composition, identity, existence, assets or obligations of Borrower, or the disaffirmance or termination of any of the Debt or Obligations in or as a result of any such proceeding, Guarantor shall pay the Debt and perform the Obligations and no such occurrence shall in any way affect Guarantor's obligations hereunder.



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         1.5      If  any  claim  is  ever  made  upon  Lender for repayment  or recovery of any amount received by Lender in payment or on account of the Debt and/or any of the Obligations by virtue of
                  such  amount  having  been  a  preference   under   applicable
                  bankruptcy laws or for any other reason and Lender repays all or part of said amount pursuant to any judgment, decree or order of any court or administrative body having jurisdiction over Lender or any of its property or any settlement or compromise of any such claim effected by Lender with any such claimant (including but not limited to the Borrower or any other guarantor), then any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, and, notwithstanding any prior satisfaction or cancellation of this Guaranty, of the Note or any other instrument evidencing the Debt and any of the Obligations, this Guaranty shall continue to be effective or shall be automatically reinstated, as the case may be, and the Guarantor shall be and remain liable to Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lender. Such amount shall be paid by Guarantor to Lender on demand.

         1.6 This Guaranty shall automatically remain in effect for a period of one hundred (100) days after the date on which all of the Debt and Obligations are last fully paid and performed, and, if no bankruptcy petition is filed against Borrower within ninety (90) days after such date, then, in that event this Guaranty shall be deemed to have been canceled as of the aforesaid date on which all of the Debt and Obligations were last fully paid and performed, subject to being automatically reinstated for the reasons stated in Subsection 1.5 above. If, however, a bankruptcy petition is filed by or against the Borrower during said ninety (90) day period, this Guaranty shall continue in effect unless and until a final, non-appealable decision by a court of competent jurisdiction has been rendered or an agreement has been entered or reached pursuant to which Lender shall be entitled to retain all monies paid by Borrower to Lender. If Lender is obligated to return to the Borrower, to the estate of the Borrower or to a bankruptcy trustee for the Borrower any monies previously paid by the Borrower, then this Guaranty shall continue in effect and Guarantor, as provided in Subsection 1.5 above, shall continue to be liable to Lender for repayment of such monies.

         2.       DISCHARGE OF GUARANTOR.

                  Guarantor shall only be discharged from liability hereunder upon the payment in full of the Debt and the payment and complete performance of all the Obligations, but subject, however, to the provisions of Subsections 1.1,
1.5 and 1.6 hereinabove.

         3.       ASSENT TO AGREEMENTS MADE BY BORROWER.

                  Guarantor assents to all terms and agreements heretofore or hereafter made by Borrower with Lender insofar as same may affect the Loan, the Debt or any of the Obligations.


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         4.       CONSENT  TO  LENDER'S  ACTIONS  REGARDING  THE  BORROWER,  THE
GUARANTOR, AND THE COLLATERAL.

                  Guarantor consents that Lender may from time to time, before or after any default by the Borrower, with or without further notice to or assent from Guarantor:

         4.1 Exchange with, release or surrender, either with or without consideration, to the Borrower or to any Guarantor, pledgor or grantor any collateral, or waive, release or subordinate any security interest, in whole or in part, now or hereafter held as security for the Debt and/or any of the Obligations;

         4.2 Waive or delay the exercise of any of its rights or remedies against any person or entity, including but not limited to the Borrower and/or any guarantor, which waiver or delay shall not preclude the Lender from further exercise of any of its rights, powers or privileges expressly provided for herein or otherwise available, it being understood that all such rights and remedies are cumulative;

         4.3      Release, either fully or  partially,  any  person  or  entity,
                  including  but  not  limited  to  the   Borrower,   guarantor,
                  endorser, surety or any judgment debtor;

         4.4 Proceed against the Guarantor for payment of the Debt and for the payment and performance of the Obligations, or any part of either, without first proceeding against or joining the Borrower, any other guarantor, surety, endorser of the Note, or any property securing payment of the Note, the Security Instrument, or any other Loan Documents;

         4.5 Renew, extend or modify the terms of the Loan or any instrument or agreement evidencing the Debt and/or any of the Obligations;

         4.6 Apply payments by the Borrower, the Guarantor, or any other person or entity to the reduction of the Debt and/or Obligations in such manner and in such amounts and at such time or times and in such order and priority as Lender shall determine;

         4.7 Permit any sale, transfer or encumbrance of the Property or any part thereof; and

         4.8 Generally deal with the Borrower or any of the security or other person or party as the Lender shall determine.

                  The Guarantor hereby ratifies and confirms any such exchange, release, surrender, subordination, waiver, delay, proceeding, renewal, extension, modification or application, or other dealing, all of which actions shall be binding upon Guarantor who hereby waives all defenses, counterclaims or set-offs which Guarantor might otherwise have as a result of such actions, and who hereby agrees to remain bound under this Guaranty.


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


         5.       WAIVER OF NOTICE.

                  Guarantor waives all notices whatsoever with respect to this Guaranty or with respect to the Debt and/or any of the Obligations guaranteed hereby, including, but not limited to, notice of:

         5.1 The Lender's acceptance of this Guaranty or its intention to act, or its action, in reliance hereon;

         5.2 The making of the Loan by Lender to Borrower and of the creation and existence of the Debt and Obligations;

         5.3 Presentment and demand for payment of the Debt or any portion thereof and demand for the payment and/or performance of any of the Obligations;

         5.4 Protest and notice of dishonor or nonpayment with respect to the Debt and/or Obligations or any portion of either;

         5.5 Any default by Borrower or any pledgor, grantor of security, or guarantor, including the Guarantor under any of the Loan Documents;

         5.6 Any suit or the taking of other action by Lender against Borrower and any other notice to any other party liable for the Debt and/or any of the Obligations;

         5.7 Any other notices to which the Guarantor may otherwise be entitled with respect to the Loan, the Debt and/or any of the Obligations; and

         5.8      Any demand for payment under this Guaranty.

                  Notwithstanding the foregoing, or anything else herein to the contrary, to the extent the Loan Documents permit the Borrower to cure a default after notice, Guarantor shall have no obligation hereunder until Borrower fails to cure such default after notice required under the Loan Documents.

         6.       ADDITIONAL WAIVERS.

                  Guarantor waives the following:

         6.1 Failure by Lender to obtain and perfect any security interest or lien on any property to secure the Debt and/or Obligations or any portion thereof.

         6.2 All defenses, counterclaims and set-offs which Guarantor may have at any time to any claim of Lender against Borrower.

         6.3 All diligence by Lender in the collection of, protection of or realization upon the Debt and/or Obligations or any part thereof, any obligations hereunder or any security for any of the foregoing or in enforcing any remedy available to it under any of the Loan Documents or otherwise available at law or in equity.

         6.4 Any claim, right or remedy which Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by any Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, indemnification, or participation in any claim, right or remedy of Lender against the Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

         6.5 The right to require the Lender to proceed against the Borrower or any other person liable on the indebtedness, to proceed against or exhaust any security held from the Borrower or any other person, or to pursue any other remedy in Lender's power whatsoever and Guarantor waives the right to have the property of the Borrower first applied to the discharge of the indebtedness. Lender may, at its election, exercise any right or remedy it may have against the Borrower or any security held by Lender, including, without limitation, the right to foreclose upon any such security by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, without affecting or impairing in any way the liability of Guarantor hereunder, except to the extent the indebtedness has been paid, and Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of Guarantor against the Borrower or any such security, whether resulting from such election by Lender or otherwise.

         6.6 Any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever (including without limitation, any intervention or omission by Lender) of the liability, either in whole or in part, of the Borrower to Lender for the indebtedness. Guarantor understands that if all or any part of the liability of the Borrower to Lender for the indebtedness is secured by real property, Guarantor shall be liable for the full amount of its liability hereunder notwithstanding foreclosure on such real property by trustee sale or any other reason impairing Guarantor's right to proceed against the Borrower.

         6.7 To the fullest extent permitted by law, all rights and benefits under any applicable law of the State of Georgia purporting to reduce a guarantor's obligations in proportion to the obligation of the principal; provided that the Guarantor's obligations shall not exceed the obligations set forth in Section 1.1 above.

         6.8 Any defense arising by reason of any claim relating to (i) the incapacity, death, disability, dissolution or termination of Guarantor, Borrower, Lender or any other person or entity;
                  (ii) the failure by Lender to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of Borrower or any other person or entity; (iii) recovery from Borrower or any other person or


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


                  entity becomes barred by any statute of limitations or is otherwise prevented; (iv) any transfer or transfers of any of the property covered by the Security Instrument or any other instrument securing the payment of the Note; (v) any modifications, extensions, amendments, consents, releases or waivers with respect to the Note, the Deed of Trust, any other instrument now or hereafter securing the payment of the Note, or this Guaranty; or (vi) Guarantor is or becomes liable for any indebtedness owing by Borrower to Lender other than under this Guaranty; Guarantor hereby covenanting and agreeing with Lender that the obligations and liabilities of Guarantor shall not be modified, changed, released, limited or impaired in any manner whatsoever on account of any or all of the foregoing.

         6.9 To the fullest extent permitted by law, (i) any defense arising as a result of any election by Lender, in any proceeding instituted under the Bankruptcy Code, under Section 1111(b)(2) of the Bankruptcy Code, (ii) any defense based on any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code, and (iii) any defense arising as a result of any election made by Lender under Section 9-501 of the Uniform Commercial Code. For purposes hereof, the term "Bankruptcy Code" shall refer to the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq.

In addition, Guarantor expressly acknowledges that Guarantor will be and remain fully liable for the indebtedness hereunder even if, as a result of any exercise of the power of sale under the Security Instrument and/or any other election of remedies by Lender under the Security Instrument and/or any of the other Loan Documents or for any other reason, any rights of reimbursement, contribution or subrogation on the part of Guarantor against the Borrower, in respect of the Property or from or against any other Guarantor has been destroyed or impaired. Guarantor further expressly acknowledges that Guarantor could, in the absence of the waivers and agreements set forth herein, have one or more defenses to or otherwise be exonerated from the obligations and liabilities arising under Guaranty as a result of any such election of remedies by Lender, including, without limitation, exercise of the power of sale under the Security Instrument, and Guarantor hereby knowingly, expressly and irrevocably waives each and every such defense to his liability hereunder, and expressly acknowledges the reliance hereon of Lender.

         7.       SUBORDINATION.

         7.1 All rights and claims of Guarantor against Borrower or any of Borrower's property now or hereafter existing shall be subordinate and subject in right of payment to the prior payment in full of the Debt to Lender and/or to the payment and prior performance, in full, of all the Obligations to Lender.

         7.2 Without Lender's prior written consent, Guarantor will not ask for, demand, sue for, take or receive from Borrower, by set-off or otherwise, any sums now or hereafter owed by Borrower to Guarantor, nor any security therefor. Guarantor hereby transfers, conveys and assigns to the Lender, as
                  collateral   security   for  any  and  all  of  the  Debt  and
                  Obligations,  all  of  the  said  rights  and  claims  of  the



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

                  Guarantor against the Borrower (and any security therefor), with full right on the part of the Lender, in its own name or in the name of the Guarantor, to collect and enforce said claims, by suit, proof of debt in bankruptcy, or other claims, by liquidation proceedings or otherwise. Should any payment, security or proceeds of security be received by the Guarantor for or on account of any of said claims or rights prior to the full payment of the Debt and full payment and performance of any of the Obligations subject to the provisions of Subsections 1.5 and 1.6 hereinabove, the Guarantor will forthwith deliver same to the Lender in precisely the form received (except for the Guarantor's endorsement where necessary) for application on account of the Debt and/or Obligations in accordance with Subsection 4.6 hereinabove, and, until so delivered, the same shall be held in trust by the Guarantor as property of the Lender. In the event of the failure of the Guarantor to endorse any instrument for the payment of money so received by the Guarantor, payable to the Guarantor's order, the Lender or any officer or employee of the Lender is hereby constituted and appointed attorney in fact for the Guarantor, with full power to make any such endorsement and with full power of substitution, which agency shall be deemed to be coupled with an interest and, therefore, is irrevocable.

         7.3 The Guarantor hereby further covenants and agrees that any lease or leases by and between the Borrower, as lessor, and the Guarantor, as lessee, with respect to the property (real and personal) covered by the Security Instrument and/or any security agreement from Borrower to Lender shall, at all times, be junior, inferior and subordinate to the lien of the Security Instrument and/or security interest created by the security agreement as the same now exist or may hereafter be amended or modified, it being the intent and agreement of the Guarantor that any and all leases may be terminated by the Lender through any foreclosure or similar proceeding involving the Security Instrument and/or security agreement or property encumbered by either.

         8.       SUBROGATION RIGHTS.

                  Guarantor will not assert any right to which it may be or may become entitled, whether by subrogation, contribution or otherwise, against the Borrower or any other guarantor, or against any of their respective properties, by reason of the performance by the Guarantor of its obligations under this Guaranty, except after payment in full of the Debt and the full payment and performance of the Obligations subject to the provisions of Subsections 1.5 and
1.6 hereinabove. If any amount shall be paid to or received by Guarantor on account of any such right of subrogation or contribution before the Debt and Obligations have been fully paid and performed, such amount shall be held by Guarantor for the benefit of Lender and shall be promptly paid to Lender (without further demand from Lender being necessary). Lender may credit and apply any such sums to such of the Debt and/or Obligations as Lender may desire in accordance with Subsection 4.6 hereinabove.

         9.       PERIODIC FINANCIAL STATEMENTS.

                  Within ninety (90) days after the end of Guarantor's fiscal year, Guarantor will furnish to Lender, Guarantor's financial condition and consolidated balance sheet as of the end of said preceding year and Guarantor's statement of profit and loss for said preceding year and such additional financial data as Lender may reasonably request, all such balance sheets, profit and loss statements, and additional data to be prepared in accordance with generally accepted accounting principles consistently applied and be certified as being so prepared by Guarantor or, at Lender's election, by Guarantor's certified public accountant. Guarantor will provide to Lender such other financial information and statements concerning Guarantor's financial status as Lender may reasonably request from time to time, all of which shall be in form and substance reasonably acceptable to Lender. Guarantor shall be in default hereunder if there is any falsity in any material respect or any material omission in any representation or statement made by Guarantor to Lender or in any information furnished Lender, by or on behalf of Borrower or Guarantor, in connection with the Debt and/or any of the Obligations or if there is a material adverse change in the financial condition of Guarantor, as reasonably determined by Lender.

         10.      REPRESENTATIONS AND WARRANTIES.

         Guarantor represents and warrants to Lender that:

         10.1     The  Guarantor has received  good,  valuable and    sufficient
                  consideration for Guarantor's execution and delivery of this Guaranty.

         10.2 If any Guarantor is a corporation, limited partnership, trustee or other entity that is not a natural person, it is
                  (i) a duly organized and valid existing entity under the laws of the state or country of its incorporation; (ii) that it is qualified to do business in each state in which qualification is necessary; (iii) that it has the power to execute this Guaranty; (iv) that the execution of this Guaranty has been duly authorized and that it is a binding and valid obligation of the entity permitted by its articles of incorporation, bylaws, partnership agreement, trust agreement or like instrument that authorizes or limits its actions; (v) that no governmental consent or approval is required in connection with the execution, delivery or performance of this Guaranty.

         10.3 If any Guarantor is a partnership, the obligations of said Guarantor shall remain in force notwithstanding any changes in the individuals composing the partnership and the term "Guarantor" shall include any altered or successive partnerships, but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder.

         10.4 This Guaranty constitutes the valid and binding obligation of the Guarantor.

         10.5 All balance sheets, statements of profit and loss, and other financial data that have been given to Lender with respect to Guarantor (i) are complete and correct in all material respects; (ii) accurately present the financial condition of Guarantor as of the stated dates, and the results of its or their operations, for the periods for which the same have been furnished; and
                  (iii) have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods covered thereby.

         10.6 All balance sheets disclose all known liabilities, direct and contingent, as of their respective dates.

         10.7 There has been no change in the condition of the Guarantor, financial or otherwise, since the date of the most recent financial statements given to the Lender with respect to Guarantor other than changes in the ordinary course of business, none of which changes has been materially adverse. This representation shall apply to all financial statements and financial data hereafter given to Lender by Guarantor as of the time the same are given to Lender.

         10.8 There are no actions, suits or proceedings pending or threatened against or affecting Guarantor that will have a material and adverse effect on Guarantor and that will not be removed in the ordinary course of business.

         10.9 There are no judgments or tax liens against Guarantor or any property of Guarantor that will have a material and adverse effect on Guarantor and that will not be removed in the ordinary course of business.

         10.10 Guarantor's execution, delivery or performance of this Guaranty will not violate any provision of law, governmental rule or regulation, order, writ, judgment, injunction, decree, determination or award of any court, arbitrator, governmental department, commission, board, bureau, or agency, or any provision of any indenture, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of Guarantor's properties or assets is bound, will not conflict with, result in breach of or constitute a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any type on any properties or assets of Guarantor.

         11.      CHANGE IN OWNERSHIP OF GUARANTOR.

                  Guarantor will not, without the prior written consent of Lender, do or permit another to do any of the following:

         11.1     If Guarantor or any constituent of Guarantor is a corporation,
                  (i) transfer, assign, sell or encumber any stock in Guarantor or in any such constituent held by any stockholder of Guarantor or of any such constituent as of the date hereof (whether such purported transfer shall be by direct transfer by such stockholder, by operation of law, the result of encumbrance of such stock by such stockholder, the result of action by any party against such stockholder, or otherwise) or
                  (ii) issue any additional stock of Guarantor or any such constituent after the date hereof;

         11.2     If Guarantor or any constituent of Guarantor is a partnership,
                  (i) transfer, assign, sell or encumber any partnership interest in Guarantor or in any such constituent of Guarantor held by any partner (general or limited) of Guarantor or of any such constituent as of the date hereof (whether such purported transfer shall be by direct transfer by such partner, by operation of law, the result of encumbrance of such partnership interest by such partner, the result of any action by any party against such partner, or otherwise), or
                  (ii) admit to Guarantor or any such constituent any partner, whether general or limited).

         11.3 If Guarantor or any constituent of Guarantor is the trustee pursuant to a trust, (i) transfer, assign, sell or encumber or allow any transfer, assignment, sale or encumbrance of any beneficial interest in any such trust as of the date hereof (whether such purported transfer shall be by direct transfer, by operation of law, the result of encumbrance of such beneficial interest, the result of action by a party against any beneficiary, or otherwise), or (ii) admit any new beneficiary of the trust.

         11.4 Effect any change in ownership of Borrower in violation of the Security Instrument or any transfer or encumbrance of the Property, as defined in the Security Instrument, or any portion thereof, in violation of the Security Instrument.

         12.      DEFAULT, SECURITY INTEREST/RIGHT OF SET-OFF.

         12.1 In the event of any default by Guarantor hereunder, Lender may, at its option, accelerate all sums due and payable under the Loan Documents and declare the same immediately due and payable.

         12.2 At any time when any of the Debt shall then be due and payable and/or any of the Obligations payable or performable by Guarantor under this Guaranty, Lender, without prior demand or notice of any kind to Guarantor, may, from time to time, appropriate, set-off and apply toward payment of the Debt and/or payment or performance of any of the Obligations any funds or property in which it then has a security interest under this Section and may transfer into its own name or that of its nominee any such funds or property which are then in its possession, custody or control. Lender will promptly notify Guarantor after any such set-off and application, but failure to give such notice will not affect the validity of any such set-off and application.

         13.      ASSIGNMENT BY LENDER.

                  Lender may, without notice of any kind to Guarantor, sell, assign, transfer, participate, syndicate or pool (as collateral or otherwise) the Debt and/or any of the Obligations, and any security therefor, and in such event, each and every immediate and successive assignee, transferee or holder of the Debt and/or any of the Obligations, or any interest therein, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but Lender shall have, to the extent permitted by Laws (as defined in the CRIT-NC Security Instrument), an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this Guaranty for the benefit of Lender as to such part of the Debt and/or any of the Obligations as it has not sold, assigned or transferred.

         14.      COSTS OF ENFORCEMENT.

                  Guarantor shall pay Lender, on demand, all costs and expenses paid or incurred by Lender in enforcing the obligations of Guarantor hereunder, including, by way of illustration and not by way of limitation, all court costs and reasonable attorneys' fees regardless of whether suit is filed and also including such costs and attorneys' fees at trial and on appeal. If Lender obtains a judgment against Guarantor for the Debt and/or any of the Obligations, Guarantor hereby agrees that the amount due under such judgment shall bear interest at the Default Rate, as defined in the Note, which definition is incorporated herein by this reference, from date of judgment until such judgment is paid in full.

         15.      CUMULATIVE REMEDIES.

                  Lender's rights and remedies hereunder are cumulative with any and all other rights and remedies which Lender has or may hereafter have under the other Loan Documents or which are otherwise available at law or in equity. No delay on the part of Lender in exercising any of its rights or remedies shall constitute a waiver thereof.

         16.      ENTIRE AGREEMENT BETWEEN LENDER AND GUARANTOR.

                  Guarantor hereby agrees that this instrument contains the entire agreement between the parties and there is and can be no other oral or written agreement or understanding whereby the provisions of this instrument have been or can be affected, varied, waived or modified in any manner unless the same be set forth in writing and signed by a duly authorized officer of the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         17.      NOTICES.

                  Any notice from Lender to Guarantor under this Guaranty shall be given by sending it by a recognized overnight courier which provides receipts such as Federal Express, delivering it, or by mailing it, postage prepaid, by United States Certified Mail, return receipt requested, addressed to Guarantor's address as set forth below or such other address as Guarantor hereafter designates by advance written notice to Lender.

         If to Guarantor:

                           CRIT-NC, LLC
                           306 East Main Street
                           Richmond, Virginia  23219
                           Attn: Stanley J. Olander, Jr.

         With a copy to:

                           McGuire Woods Battle & Boothe LLP
                           901 East Cary Street
                           Richmond, Virginia  23219-4030
                           Attn: Martin B. Richards

                    Any notice to Lender under this Guaranty shall be given by sending it by a recognized overnight courier which provides receipts such as Federal Express, delivering it or by mailing it, postage prepaid, by United States Certified Mail, return receipt requested addressed to Lender's address set forth herein or such other address as Lender hereafter designates by advance written notice to Guarantor.

    If to the Lender:

             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
             Prudential Capital Group
             Two Ravinia Drive, Suite 1400
             Atlanta, Georgia  30346
             Attn:  Mortgage Loan Customer Service; Reference Loan No. 6 103 650

         With a copy to:
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
             Prudential Capital Group
             Two Ravinia Drive, Suite 1400
             Atlanta, Georgia  30346
             Attn:  Regional Counsel; Reference Loan No. 6 103 650

         Any notice under this Guaranty shall be deemed to have been given to Guarantor or Lender when delivered, in the case of personal delivery, and the earlier of actual receipt or three (3) days after mailing when mailed in compliance with the requirements of this Section.

         18.        JURISDICTION.

                    In the event Lender seeks to enforce this Guaranty by legal action, the Guarantor hereby waives the right to be sued in the county of the Guarantor's residence or principal place of business and hereby consents to being sued in Gwinnett or Clayton County, Georgia or Charleston or Richland County, South Carolina. Guarantor further agrees that any suit hereunder by Lender may be brought in either the United States District Court for the Northern District of Georgia or the United States District Court for the State of South Carolina or in the Superior Court for Gwinnett or Clayton County, Georgia or the applicable state court for Charleston or Richland County, South Carolina. Guarantor waives any right to trial by jury in any civil action arising out of or based upon this Guaranty. Should Guarantor, or any resident agent appointed hereunder, be or become a non-resident of the States of Georgia or South Carolina, Guarantor shall, by written notice to Lender setting forth the name and address of the appointed person, appoint a resident agent residing in South Carolina to receive, for and on Guarantor's behalf, service of process in the State of Georgia or South Carolina, which service shall be deemed effective when delivered whether or not such resident agent gives notice thereof to the Guarantor, provided that Lender has simultaneously sent said service of process to Guarantor by United States Certified Mail return receipt requested in the manner of notices under this Guaranty. The Guarantor hereby appoints Michael
W. Tighe, whose address is Callison, Tighe & Robinson, LLP, 1812 Lincoln Street, Columbia, South Carolina 29202, as its resident agent to receive, for and on its behalf, service of process in the State of South Carolina. The Guarantor hereby appoints Samuel M. Chambliss, III, whose address is c/o McGuire Woods Battle & Boothe LLP, 285 Peachtree Center Avenue, NE, Marquis Tower II, Suite 2200, Atlanta, Georgia 30303, as its resident agent to receive, for and on its behalf, service of process in the State of Georgia.

         19.        CONFLICT OF LAW.

                    This Guaranty shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

         20.        GENDER AND NUMBER.

                    In this Guaranty, wherever the context so requires, the neuter gender includes the masculine and/or feminine gender, the singular numbers include the plural, and the plural numbers include the singular.

         21.        SUCCESSORS AND ASSIGNS.

                    This Guaranty shall inure to the benefit of the Lender, its successors and assigns, and shall be binding upon the Guarantor and its respective successors and assigns.

         22.        SAVINGS CLAUSE.

                    Whenever possible, each provision or portion of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision or portion of this Guaranty is declared or found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion thereof shall be deemed stricken and severed from this Guaranty, and the remaining provisions and portions thereof shall continue in full force and effect. To the extent permitted by applicable law Guarantor hereby waives any provision of law that renders any provision hereof unenforceable. The provisions of this Section shall prevail over and control over every other provision of this Guaranty.

         23.        WAIVER OF TRIAL BY JURY.

         GUARANTOR AND LENDER (AS ACKNOWLEDGED BY ITS ACCEPTANCE OF THIS GUARANTY) HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THIS GUARANTY, THE LOAN DOCUMENTS, OR ANY ACTS OR OMISSIONS OF LENDER OR GUARANTOR IN CONNECTION THEREWITH.

         IN WITNESS WHEREOF, the Guarantor, intending to be jointly and severally legally bound hereby (if executed by more than one person), has duly executed and delivered this Guaranty under seal as of the day and year first set forth above.

                                        GUARANTOR:

                                        CRIT-NC, LLC, a Virginia limited
                                        liability company (SEAL)

                                        By:    CORNERSTONE REALTY
                                               INCOME TRUST, INC., a Virginia
                                               corporation, Managing Member

Attest:  /s/  David S. McKenney                By:  /s/  Stanley J. Olander, Jr.
         ----------------------------             ------------------------------
         Name:    David S. McKenney               Name:  Stanley J. Olander, Jr.
                ---------------------                   ------------------------
         Title:   Sr. Vice President              Title: Chief Financial Officer
                ---------------------                   ------------------------

         [CORPORATE SEAL]